LYRIS, INC. REPORTS FOURTH QUARTER RESULTS

LYRIS HQ CUSTOMER COUNT NOW EXCEEDS 700

     (EMERYVILLE, CA), September 24, 2009—Lyris, Inc. (OTCBB: LYRI), the online marketing expert, today reported results for the fourth quarter and all of fiscal 2009.

     For the quarter ended June 30, 2009, Lyris reported revenues of $10.7 million versus revenues of $10.8 million in the fourth quarter a year ago and $10.6 million in the prior quarter. The revenue breakout for the fourth quarter of 2009 included subscription, 76 percent; licensed software, seven percent; support and maintenance, 11 percent; and professional services, six percent.

     On a GAAP basis, the company reported a net loss of $17.2 million, or $0.17 per share, in the fourth quarter of fiscal 2009, versus a net loss of $2.0 million, or $0.02 per share, in the same period a year ago. The results for the fourth quarter of fiscal 2009 include a non-cash impairment of goodwill of $17.0 million related to prior acquisitions.

     On a non-GAAP basis, the company reported net income of $865,000, or $0.01 per diluted share, in the fourth quarter of fiscal 2009. This compares with a net loss on a non-GAAP basis of $839,000, or $0.01 per share, in the fourth quarter a year ago. Material exclusions from non-GAAP net income in the fourth quarter of 2009 include stock-based compensation expense of $204,000, amortization of intangibles of $1.0 million, impairment of goodwill of $17.0 million, other income of $65,000 and a gain on disposal of discontinued operations of $125,000. In the prior year, the material exclusions from non-GAAP net income were amortization of intangibles of $869,000, stock-based compensation expense of $256,000 and a gain on discontinued operations of $4,000.

     The company said that adjusted EBITDA in the fourth quarter of 2009 was $1.1 million versus a loss of $478,000 in the fourth quarter a year ago. Adjusted EBITDA is earnings before net interest expense, taxes, depreciation and amortization expense, impairment, non-cash stock compensation expense, other income, loss on sale of assets and gains on disposal of discontinued operations.

     A reconciliation between GAAP and non-GAAP net income and between GAAP net income and adjusted EBITDA can be found in this news release and at www.lyris.com.

     “We continued to generate increased customer penetration with our Lyris HQ solution in a challenging environment as our total customers for the offering now exceed 700, or more than double our Lyris HQ customers a year ago. This growth demonstrates the value of our integrated marketing platform and the growing importance of providing leading-edge online marketing suites to marketers across a broad spectrum of organizations,” noted Luis Rivera, chief executive officer of Lyris.

     “We have enhanced the functionality of Lyris HQ during the past year and a number of new features will be introduced during fiscal 2010 that are designed to improve the integration and ease of use for our customers. In addition, we continue to achieve operating efficiencies, as evidenced by the ability to reduce our debt by more than $3 million since December 31, 2008, while investing in key areas of our business, such as product development, sales and marketing, that position us for growth as overall market improves,” he noted.

     For all of fiscal 2009, the company reported revenues of $43.3 million compared with revenues of $43.2 million in fiscal 2008. The company reported a net loss on a GAAP basis of $19.1 million, or $0.18 per share, compared with a net loss of $5.5 million, or $0.06 per share, in fiscal 2008. The GAAP results for fiscal 2009 include an impairment of goodwill of $17.0 million and amortization of intangibles of $3.6 million. The GAAP results for fiscal 2008 include an impairment charge of $4.1 million related to the acquisitions of ClickTracks and Hot Banana, and a gain on debt extinguishment of $919,000 related to the conversion of a seller’s note into equity.

     On a non-GAAP basis, the company reported net income of $1.9 million, or $0.02 per diluted share, in fiscal 2009, versus net income of $2.2 million, or $0.02 per diluted share, in fiscal 2008. Non-GAAP income in fiscal 2009 excludes stock-based compensation expense of $647,000, amortization of intangibles of $3.6 million, an impairment of goodwill of $17.0 million, other income of $65,000 and a gain on disposal of discontinued operations of $284,000. Non-GAAP net income for fiscal 2008 excludes the impairment charge of $4.1 million, amortization of intangibles of $3.8 million, stock-based compensation expense of $750,000, other income of $9,000 and gains on disposal of discontinued operations of $29,000. Non-GAAP net income in fiscal 2008 also excludes the gain of debt extinguishment of $919,000. Adjusted EBITDA for fiscal 2009 was $3.6 million versus $4.7 million in fiscal 2008.

Conference Call

     The company will hold a conference call today, September 24, at 8 a.m., Pacific Daylight Time (11 a.m., Eastern Daylight Time). The teleconference can be accessed by calling (913) 312-0654, passcode 8427577, or via the Internet at www.lyrisinc.com. Please dial in or access the webcast 10-15 minutes prior to the beginning of the call. A replay of the call will be available through Thursday, October 1, at (719) 457-0820, passcode 8427577, or via the company’s website at www.lyrisinc.com.

Non-GAAP Financial Measures

     In this release and during our conference call as described above, we use or plan to discuss certain non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flow that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles (“GAAP”). A reconciliation between non-GAAP and GAAP measures can be found in the accompanying tables. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures do not reflect a comprehensive system of accounting and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies.

     We believe the calculation of non-GAAP net income (loss) calculated without acquisition-related amortization or impairment charges, non-cash stock compensation expense and gains or losses on discontinued operations and certain other measures provides a meaningful comparison to our net income (loss) figures. Management does not consider these measures that are excluded to be related to the company’s ongoing core operating performance and therefore non-GAAP net income provides a basis for comparison of the company’s operating results across other periods and against other companies in our industry. We also believe that adjusted EBITDA, which we calculate as net income (loss) on a GAAP basis, less interest, taxes, depreciation, amortization, non-cash stock compensation expense, impairment charges, other income and gains or losses on discontinued operations, is an indicator of the company’s cash flows. This measure is commonly used by our lenders to assess the leverage capacity, debt service ability and liquidity. These non-GAAP measures have been reconciled to the nearest GAAP measure as required under the rules and regulations promulgated by the U.S. Securities and Exchange Commission.

About Lyris, Inc.

     Lyris, Inc. (OTCBB: LYRI) is the integrated online marketing expert delivering the industry’s first on-demand integrated marketing suite, Lyris HQ, to help marketers simplify their marketing efforts and optimize campaign ROI. Lyris HQ’s sophisticated, easy-to-use suite of tools provides marketers with best-of-breed applications for managing email marketing campaigns, tracking Web analytics, publishing and managing Web site content, creating landing pages, optimizing Web sites, paid search and search engine marketing and integrating social media and mobile marketing campaigns. Clients include ACCESS Systems Americas, American Apparel, Body Glove, Johns Hopkins University and JupiterMedia. For more information, please visit www.lyris.com. The company is based in Emeryville, California.

Contacts:

Richard McDonald

Director, Investor Relations

Lyris, Inc.

(610) 688-3305

rmcdonald@lyris.com

Erick Mott

Communications Director

Lyris, Inc.

(510) 844-2188

emott@lyris.com

Neal Rosen

Ruder-Finn

(415) 692-3058

rosenn@ruderfinn.com

Lyris, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)
(in thousands, except for per share data)

Three Months Ended June 30,

	2009	2008
Revenues:
Subscription revenue	$8,120	$7,816
Other services revenue	1,880	1,713
Software revenue	740	1,222
Total revenues	10,740	10,751
Cost of revenues:
Subscription, software and other services	3,427	3,639
Amortization of developed technology	497	479
Total cost of revenue	3,924	4,118
Gross profit	6,816	6,633
Operating expenses:
General and administrative expenses	1,796	3,068
Research & development	697	1,121
Sales & marketing	4,151	3,939
Amortization and impairment of customer
relationship trade names	526	390
Impairment of goodwill	17,042	-
Total operating expenses	24,212	8,518
Loss from continuing operations	(17,396)	(1,885)
Interest income	-	1
Interest expense	(95)	(129)
Other income	65	-
Loss on sale of assets	(81)	(42)
Loss from continuing operations
before income taxes	(17,507)	(2,055)
Income tax provision (benefit)	(168)	(91)
Loss from continuing operations	(17,339)	(1,964)
Income on disposal of discontinued operations,
net of tax	125	4
Net loss	$(17,214)	$(1,960)
Net loss per share basic and diluted	$(0.17)	$(0.02)
Weighted average shares outstanding used
in calculating net income (loss) per share:
Basic	103,222	103,217
Diluted	103,222	103,217

Lyris, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)
(in thousands, except for per share data)

Twelve Months Ended June 30,

	2009	2008
Revenues:
Subscription revenue	$32,575	$30,203
Other services revenue	7,021	7,050
Software revenue	3,692	5,947
Total revenues	43,288	43,200
Cost of revenues:
Subscription, software and other services	12,915	13,451
Amortization of developed technology	1,929	4,148
Total cost of revenue	14,844	17,599
Gross profit	28,444	25,601
Operating expenses:
General and administrative expenses	10,838	11,857
Research & development	3,639	2,334
Sales & marketing	14,116	12,566
Amortization and impairment of customer
relationship trade names	1,689	3,742
Impairment of goodwill	17,042	-
Total operating expenses	47,324	30,499
Loss from continuing operations	(18,880)	(4,898)
Interest income	-	5
Interest expense	(453)	(1,084)
Other income	65	9
Gain on debt extinguishment	-	919
Loss on sale of assets	(81)	(42)
Loss from continuing operations
before income taxes	(19,349)	(5,091)
Income tax provision	(45)	440
Loss from continuing operations	(19,304)	(5,531)
Income on disposal of discontinued operations,
net of tax	284	29
Net loss	$(19,020)	$(5,502)
Net loss per share basic and diluted	$(0.18)	$(0.06)
Weighted average shares outstanding used
in calculating net loss per share:
Basic and diluted	103,222	98,604

Lyris, Inc.
Reconciliation of Net Income to Non-GAAP Net Income
(Unaudited)
(in thousands, except for per share data)
Three Months Ended June 30,

	2009	2008
Net loss	$(17,214)	$(1,960)
Stock-based compensation expense	204	256
Amortization of intangibles	1,023	869
Impairment of goodwill	17,042	-
Other income	(65)	-
Gain on disposal of discontinued operations	(125)	(4)
Non-GAAP net income	$865	$(839)
Net income (loss) per share basic	$0.01	$(0.01)
Net income (loss) per share diluted	$0.01	$(0.01)
Shares used to compute net income per share:
Basic	103,222	103,217
Diluted	103,222	103,217

Non-GAAP net income excludes stock-based compensation expense, amortization of intangibles, impairment of goodwill, other income and gains on discontinued operations. Management believes that non-GAAP net income provides useful, supplemental information to management and investors regarding the performance of the company’s business operations. Non-GAAP net income is not a measure determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”) and is thus susceptible to varying calculations. As presented, this measure may not be comparable to similarly titled measures that other companies may disclose. Non-GAAP net income should not be considered in isolation or construed as a substitute for other measures of profitability prepared in accordance with GAAP for purposes of analyzing our financial performance or profitability. Non-GAAP net income should be considered in addition to, and not as a substitute or as superior measure to, net income, earnings per share or other measures of financial performance prepared in accordance with GAAP.

Lyris, Inc.
Reconciliation of Net Income to Non-GAAP Net Income
(Unaudited)
(in thousands, except for per share data)
Twelve Months Ended June 30,

	2009	2008
Net loss	$(19,020)	$(5,502)
Stock-based compensation expense	647	750
Amortization of intangibles	3,618	3,805
Impairment of goodwill	17,042	-
Impairment of developed technology, customer
relationships and tradenames	-	4,086
Other income	(65)	(9)
Gain on debt extinguishment	-	(919)
Gain on disposal of discontinued operations	(284)	(29)
Non-GAAP net income	$1,938	$2,182
Net income per share basic	$0.02	$0.02
Net income per share diluted	$0.02	$0.02
Shares used to compute net income per share:
Basic	103,222	98,604
Diluted	103,222	100,383

Non-GAAP net income excludes stock-based compensation expense, impairment of goodwill, amortization and impairment of intangibles, other income and gains on discontinued operations. Management believes that non-GAAP net income provides useful, supplemental information to management and investors regarding the performance of the company’s business operations. Non-GAAP net income is not a measure determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”) and is thus susceptible to varying calculations. As presented, this measure may not be comparable to similarly titled measures that other companies may disclose. Non-GAAP net income should not be considered in isolation or construed as a substitute for other measures of profitability prepared in accordance with GAAP for purposes of analyzing our financial performance or profitability. Non-GAAP net income should be considered in addition to, and not as a substitute or as superior measure to, net income, earnings per share or other measures of financial performance prepared in accordance with GAAP.

Lyris, Inc.
Reconciliation of Net Income to Adjusted EBITDA
(Unaudited, in thousands)
Three Months Ended June 30,

	2009	2008
Net loss	$(17,214)	$(1,960)
Interest expense, net	95	128
Income tax provision	(168)	(91)
Depreciation and amortization	1,297	1,151
Impairment of goodwill	17,042	-
Total EBITDA	1,052	(772)
Stock-based compensation expense	204	256
Other income	(65)	-
Loss on sale of assets	81	42
Gain on disposal of discontinued operations	(125)	(4)
Total Adjusted EBITDA	$1,147.0	$(478)

Adjusted EBITDA is calculated as earnings before net interest expense, taxes, depreciation and amortization expense, impairment of goodwill, stock-based compensation expense, other income, loss on sale of assets and gains on disposal of discontinued operations. Adjusted EBITDA is commonly used by our lenders to assess leverage capacity, debt service ability and liquidity, and the company uses adjusted EBITDA to evaluate financial performance and to award incentive compensation for certain employees, including our chief executive officer. We believe that adjusted EBITDA also provides useful measurements of liquidity and financial performance for our investors.

Lyris, Inc.
Reconciliation of Net Income to Adjusted EBITDA
(Unaudited, in thousands)
Twelve Months Ended June 30,

	2009	2008
Net loss	$(19,020)	$(5,502)
Interest expense, net	453	1,079
Income tax provision	(45)	440
Depreciation and amortization	4,792	8,896
Impairment of goodwill	17,042	-
Total EBITDA	3,222	4,913
Stock-based compensation expense	647	750
Other income	(65)	(9)
Loss on sale of assets	81	42
Gain on debt extinguishment	-	(919)
Gain on disposal of discontinued operations	(284)	(29)
Total Adjusted EBITDA	$3,601	$4,748

Adjusted EBITDA is calculated as earnings before net interest expense, taxes, depreciation and amortization expense, impairment of goodwill, stock-based compensation expense, other income, loss on sale of assets, gain on debt extinguishment and gains on disposal of discontinued operations. Adjusted EBITDA is commonly used by our lenders to assess leverage capacity, debt service ability and liquidity, and the company uses adjusted EBITDA to evaluate financial performance and to award incentive compensation for certain employees, including our chief executive officer. We believe that adjusted EBITDA also provides useful measurements of liquidity and financial performance for our investors.